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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2004
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                          THE SHERWIN-WILLIAMS COMPANY
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               (Exact Name of Registrant as Specified in Charter)

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            Ohio                             1-04851                         34-0526850
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
(State or Other Jurisdiction          (Commission File No.)       (IRS Employer Identification No.)
    of Incorporation)
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                101 Prospect Avenue, N.W., Cleveland, Ohio 44115
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (216) 566-2000
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                                EXPLANATORY NOTE

      This Current Report on Form 8-K includes a "Description of Capital Stock" that will be available for incorporation by reference into filings by The Sherwin-Williams Company under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

Item 5. Other Events and Required FD Disclosure
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                          DESCRIPTION OF CAPITAL STOCK

      Our authorized capital stock consists of 300,000,000 shares of common stock, $1.00 par value, and 30,000,000 shares of serial preferred stock, without par value. The following description is a summary and is qualified in its entirety by the provisions of our Amended Articles of Incorporation and Regulations and by provisions of Ohio law.

COMMON STOCK

      VOTING RIGHTS

      Holders of shares of our common stock are entitled to one vote per share on all matters presented to a vote of our shareholders. Except as otherwise provided in our Amended Articles of Incorporation or as required by law, the holders of our serial preferred stock and the holders of our common stock shall vote together as one class on all matters. Our Amended Articles of Incorporation prevent any shareholder from cumulating votes.

      Except as outlined below or otherwise expressly required by statute, the vote of the holders of a majority of the voting power of Sherwin-Williams is required to approve matters submitted to a vote of the shareholders. The affirmative vote (i) of the holders of shares entitling them to exercise two-thirds of the voting power of Sherwin-Williams, and (ii) of the holders of two-thirds of the shares of our common stock at the time outstanding, given in person or by proxy at a meeting called for the purpose at which the holders of our common stock shall vote separately as a class, is necessary:

 - To approve (i) the sale, exchange, lease, transfer or other disposition by Sherwin-Williams of all, or substantially all, of our assets or business to a related corporation or an affiliate of a related corporation, (ii) the consolidation of Sherwin-Williams with or its merger into a related corporation or an affiliate of a related corporation, (iii) the merger into Sherwin-Williams of a related corporation or an affiliate of a related corporation, or (iv) a combination or majority share acquisition in which Sherwin-Williams is the acquiring corporation and our voting shares are issued or transferred to a related corporation or an affiliate of a related corporation or to shareholders of a related corporation or an affiliate of a related corporation;

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 - To approve any agreement, contract or other arrangement with a related corporation providing for any of the transactions described in the foregoing subparagraph; or

 - To effect any amendment of our Amended Articles of Incorporation which changes the voting provisions described above.

      For the purpose of the above voting requirements: (i) a "related corporation" is any corporation which, together with its affiliates and associated persons, owns of record or beneficially, directly or indirectly, more than five percent (5%) of the shares of any outstanding class of stock of Sherwin-Williams entitled to vote upon such transaction, as of the record date used to determine our shareholders entitled to vote upon the transaction, (ii) an "affiliate" of a related corporation is any individual, joint venture, trust, partnership or corporation which, directly or indirectly through one or more intermediaries, controls, or its controlled by, or is under common control with, the related corporation, (iii) an "associated person" of a related corporation shall be any officer or director or any beneficial owner, directly or indirectly, of ten percent (10%) or more of any class of equity security, of such related corporation or any of its affiliates, and (iv) the terms "combination," "majority share acquisition" and "acquiring corporation" shall have the same meaning as that contained in Section 1701.01 of the Ohio General Corporation Law or any similar provision hereafter enacted.

      DIVIDENDS

      Subject to the rights of any series of our serial preferred stock, the holders of shares of our common stock will be entitled to receive dividends on such common stock when, as and if authorized and declared by our Board of Directors. The payment of dividends on our common stock will be a business decision to be made by our Board of Directors from time to time based upon our results of operations and financial condition and such other factors as our Board of Directors considers relevant.

      So long as any serial preferred stock is outstanding, no dividends, except a dividend payable in common stock or other shares ranking junior to our serial preferred stock, if any, may be paid or declared or any distribution be made, nor may any common stock or any other shares ranking junior to our serial preferred stock be purchased, retired or otherwise acquired by us (except out of the proceeds of the sale of our common stock or other shares ranking junior to the serial preferred stock received by us subsequent to August 31, 1966) unless
(i) all accrued and unpaid dividends on our serial preferred stock, including the full dividends for the current quarterly dividend period, shall have been declared and paid or a sum sufficient for payment thereof set apart, and (ii) there shall be no arrearages with respect to the redemption of our serial preferred stock of any series from any sinking fund provided for shares of such series in accordance with the provisions of our Amended Articles of Incorporation. Payment of dividends on our common stock may be restricted by loan agreements, indentures, and other transactions entered into by us from time to time.

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      LIQUIDATION RIGHTS

      Upon our liquidation, dissolution or winding up, each holder of shares of our common stock will be entitled to share ratably with the other holders of shares of our common stock in all assets remaining after payments to all creditors and payments required to be made in respect of any outstanding serial preferred stock (including amounts fixed as liquidating payments plus accrued and unpaid dividends thereon, if any).

      RIGHT TO ACQUIRE SHARES

      We may from time to time, pursuant to authorization by our Board of Directors and without action by our shareholders, purchase or otherwise acquire any of our shares of any class or classes in such manner, upon such terms and in such amounts as our Board of Directors shall determine. Our right to acquire our shares is subject, however, to such limitation or restriction, if any, as is contained in the express terms of any class of our shares outstanding at the time of the purchase or acquisition in question.

      ABSENCE OF OTHER RIGHTS

      Holders of our common stock have no preferences, preemptive, conversion or exchange rights. Our common stock is subject to the rights of the outstanding shares of convertible participating serial preferred stock and any other outstanding shares of any series of our serial preferred stock which we may issue from time to time.

      TRANSFER AGENT; LISTING

      The Bank of New York is the transfer agent and registrar for our common stock. Our common stock is listed on the New York Stock Exchange under the symbol "SHW".

PREFERRED STOCK

      Our Amended Articles of Incorporation authorize our Board of Directors to designate and issue, from time to time, preferred shares in one or more series. Our Board of Directors is authorized, to the extent permitted by applicable law, to fix and determine the relative rights and preferences of the shares of any series so established with respect to, among other things, dividend or distribution rights, the dates of payments of dividends or distributions and the dates from which they are cumulative, liquidation price, redemption rights and price, sinking fund requirements, conversion or exchange rights and certain other terms of the preferred shares. Because the rights and preferences set by our Board of Directors for a series of preferred shares could be superior to the rights and preferences of the common stock, the issuance of such series could adversely affect the rights of the holders of common stock.

      While issuance of preferred shares could provide us with needed flexibility in connection with possible acquisitions and other corporate purposes, such issuance also

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could make it more difficult for a prospective acquiror to acquire a majority of our outstanding voting shares and could discourage an attempt to gain control of our voting shares. Such issuance also could adversely affect the market price of our common stock.

      At May 31, 2004, of our 30,000,000 authorized shares of serial preferred stock (i) 3,000,000 shares had been designated as cumulative redeemable serial preferred stock and (ii) 646,195 shares had been designated as convertible participating serial preferred stock. At May 31, 2004, we had outstanding (i) no shares of cumulative redeemable serial preferred stock and (ii) 246,195 shares of convertible participating serial preferred stock. All of the shares of convertible participating serial preferred stock are owned by The Sherwin-Williams Company Employee Stock Purchase and Savings Plan, acting by and through GreatBanc Trust Company. Such shares of convertible participating serial preferred stock are redeemable and convertible into common stock at the option of The Sherwin-Williams Company Employee Stock Purchase and Savings Plan based on the relative fair value of the convertible participating serial preferred stock and common stock at the time of conversion. In the event such shares are redeemed, we have the option to pay the redemption amount in cash, common stock or any combination thereof.

RIGHTS PLAN

      Each share of our common stock is accompanied by one preferred stock purchase right. Until the rights become exercisable, they are evidenced by the certificates representing our common stock and are transferred with and only with the common stock. The rights will detach and trade separately from the common stock once they become exercisable, and we will mail separate certificates representing the rights as soon as practicable thereafter.

      Each right entitles the holder (except an acquiring person as defined below), once the rights become exercisable, to purchase from us one 1/100th of a share of our cumulative redeemable serial preferred stock for $110. Prior to exercise, the rights do not give the holder any dividend, voting or liquidation rights.

      The rights become exercisable upon the earlier of (i) the date we publicly announce that a person or group of affiliated persons has become the beneficial owner of 10% or more (15% or more in the case of a person or group who has reported or may report such ownership on a Schedule 13G under the Securities Exchange Act) of our outstanding stock ("acquiring person"), or (ii) ten business days (or a later date determined by our Board of Directors) after the commencement of a tender offer by a person or group of affiliated persons that, if completed, would result in such person or group becoming the beneficial owner of more than 10% of our outstanding common stock.

      In addition, if (i) a person or group becomes an acquiring person, (ii) an acquiring person engages in certain self-dealing transactions with us, or (iii) we consummate a capital restructuring that increases by more than 1% the proportionate share of the equity of us or a subsidiary of ours that is owned by an acquiring person, then each rightholder

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(except the acquiring person) may, for $110, purchase from us shares of our common stock worth $220.

      If (i) we are acquired in a merger or other business combination by an acquiring person and are not the surviving entity, (ii) an acquiring person merges with us and we are the surviving corporation, but our shares of stock are changed or exchanged, or (iii) 50% or more of our assets or earning power is sold to an acquiring person, then all holders of the rights (except the acquiring person) may, for $110, purchase shares of the acquiring corporation worth $220 (or in some circumstances, to receive $220 in cash).

      After a person or group becomes an acquiring person, but before an acquiring person owns 50% or more of our outstanding common stock, our Board of Directors may terminate the rights by exchanging one share of our common stock for each right. Once the rights are so terminated, the sole right of the holders will be to receive that number of shares of common stock equal to the number of rights they hold.

      Our Board of Directors may redeem the rights in whole, but not in part, at a price of $.005 per right at any time before the earlier of (i) the date we announce an acquiring person has become an acquiring person, or (ii) April 22, 2007.

      In each case, the purchase price for the preferred stock, the exchange ratio and the redemption price are subject to adjustment for stock splits, stock dividends and similar transactions.

      The terms of the rights are fully set forth in a rights agreement, dated as of April 23, 1997, by and between The Bank of New York, as successor rights agent to KeyBank National Association, and us. We filed the rights agreement with the SEC as an exhibit to our Registration Statement on Form 8-A, dated April 24, 1997.

CERTAIN PROVISIONS OF OHIO LAW CONCERNING TAKEOVERS

      Ohio, the state of our incorporation, has enacted Ohio Revised Code
Section 1701.831, a "control share acquisition" statute. The statute specifies that, unless a corporation's articles of incorporation or regulations otherwise provide, any person acquiring shares of an "issuing public corporation" in any of the following three ownership ranges must seek and obtain shareholder approval prior to the acquisition transaction that first establishes such ownership within each such range: (1) 20% or more but less than 33 1/3%, (2) 33 1/3% or more but less than 50% and (3) more than 50%. We are an "issuing public corporation" for purposes of the statute. Neither our Amended Articles of Incorporation nor our Regulations contain a provision excluding us from the application of the statute.

      Ohio also has enacted Ohio Revised Code Chapter 1704, the so-called "merger moratorium" statute. The statute specifies that, unless a corporation's articles of incorporation or regulations otherwise provide, an "issuing public corporation" may not engage in a "Chapter 1704 transaction" for three years following the date a person

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acquires more than 10% of the voting power in the election of directors of the
"issuing public corporation," unless the "Chapter 1704 transaction" is approved by the corporation's board of directors prior to such acquisition. A person who acquires such voting power is an "interested shareholder," and "Chapter 1704 transactions" involve a broad range of transactions, including mergers, consolidations, combinations, liquidations, recapitalizations and other transactions between an "issuing public corporation" and an "interested shareholder," if such transactions involve 5% or more of the assets or shares of the "issuing public corporation" or 10% or more of its earning power. Chapter 1704 prohibits such transactions absent approval by disinterested shareholders or the transaction meeting certain statutorily defined fair price provisions. Neither our Amended Articles of Incorporation nor our Regulations contain a provision excluding us from the application of Chapter 1704.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

      3 Regulations of The Sherwin-Williams Company, as amended and restated April 28, 2004 (filed herewith).

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE SHERWIN-WILLIAMS COMPANY

June 10, 2004                  By:     /s/ L.E. Stellato
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                                   L.E. Stellato
                                   Vice President, General Counsel and Secretary

                                  EXHIBIT INDEX
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Exhibit No.        Exhibit Description
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
    3 Regulations of The Sherwin-Williams Company, as amended and restated April 28, 2004 (filed herewith).
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